AMENDMENT NO. 1 TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT
This Amendment No. 1 to Amended and Restated Executive Employment Agreement, dated April 22, 2025 (the "Amendment"), between Pagaya Technologies US LLC, a Delaware limited liability company, located at 335 Madison Avenue, 16th Floor, New York, New York 10017 ("Company"), and Tami Rosen, an individual residing in the State of California ("Executive"), and together with Company, the "Parties", and each, a "Party").
WHEREAS, the Parties have entered into Amended and Restated Executive Employment Agreement, dated NOVEMBER 12, 2024 (the "Existing Agreement");
WHEREAS, due to administrative oversight, the Existing Agreement characterizes the Executive as reporting to the Company’s New York office rather than her home office reflecting her status as a remote employee;
WHEREAS, the Parties desire to amend the Existing Agreement to accurately reflect Executive's status as a remote employee on the terms and subject to the conditions set forth herein; and
WHEREAS, pursuant to Section 9(e) of the Existing Agreement, the amendment contemplated by the Parties must be contained in a written agreement signed by each Party.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.
2.Amendments to the Existing Agreement. As of the Effective Date (defined below), the Existing Agreement is hereby amended or modified as follows: Section 2(c) of the Existing Agreement is hereby amended by deleting the words "Company's New York office" from first sentence of such Section and substituting in lieu thereof the words "Executive's home office."
3.Date of Effectiveness; Limited Effect. This Amendment will become effective on the date on which Executive was first employed by the Company (the "Effective Date"). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Existing Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein," or words of like import will mean and be a reference to the Existing Agreement as amended by this Amendment.
4.Miscellaneous.
(a)This Amendment is governed by and construed in accordance with, the laws of the State of California without regard to the conflict of laws provisions of such State.
(b)This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.
(c)The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.
(d)This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically shall be effective as delivery of an original executed counterpart of this Amendment.
(e)This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

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IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above.

PAGAYA TECHNOLOGIES US LLC
By__/s/ Eric Watson___________________ Name: Eric Watson Title: Chief Legal Officer
TAMI ROSEN
By__/s/ Tami Rosen___________________

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